ING INVESTORS TRUST

ING Julius Baer Foreign Portfolio,

ING PIMCO Core Bond Portfolio and ING PIMCO High Yield Portfolio

Supplement dated July 16, 2007 to the

Adviser Class (“ADV”), Institutional Class (“Class I”), Service Class (“Class S”)

and Service 2 Class Statement of Additional Information (“SAI”)

dated April 30, 2007.

Effective immediately, the ADV Class, Class I, Class S and Service 2 Class SAI is revised as follows:

The third paragraph and the first sentence in the forth paragraph in the section entitled “Description of Securities and Investment Techniques - Forward Currency Contracts” on page 35 of the SAI is hereby deleted and replaced with the following:

The Julius Baer Foreign Portfolio, PIMCO Core Bond Portfolio and the PIMCO High Yield Portfolio may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes. In addition, each Portfolio may enter into forward contracts for “cross hedging” purposes, e.g., the purchase or sale of a forward contract on one type of currency as a hedge against adverse fluctuation in the value of a second type of currency. The Portfolios may also use foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Portfolios may enter into forward foreign currency contracts for the purchase or sale of a security denominated in or exposed to a foreign currency. The Portfolios may desire to “lock in” the U. S. dollar price of the security.

Alternatively, when the Sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Portfolios’ securities denominated in or exposed to such foreign currency.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE